Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

Note 10: Income Taxes

The provision for income taxes for the years ended December 31, 2020 and 2019 is as follows (in thousands):

	2020	2019
Current:
Federal	$(13)	$—
State	387	45
	374	45
Deferred:
Federal	1,173	230
State	102	35
	1,275	265
Valuation allowance	(588)	—
Total income tax expense	$1,061	$310

Our deferred tax assets and liabilities are as follows (in thousands):

	2020	2019
Allowance for doubtful accounts	$23	$10
Inventory reserve and uniform capitalization	18	49
Accrued expenses and other liabilities	36	625
Deferred revenue	(140)	(539)
Other assets	198	117
Property and equipment	(128)	(19)
Intangibles	121	99
Goodwill	(50)	(36)
Net operating loss carryforwards	1,895	2,941
Total deferred tax assets	1,973	3,247
Valuation allowance	—	(588)
Net deferred tax assets after valuation allowance	$1,973	$2,659

A reconciliation of the United States statutory income tax rate to the effective income tax rate for the years ended December 31, 2020 and 2019 is as follows (in thousands):

	2020	2019
Federal taxes at statutory rate	$824	$252
State and local income taxes	482	76
Permanent differences	343	—
Valuation allowance	(588)	(33)
Change in statutory rate	—	15
Provision for income taxes	$1,061	$310
Effective tax rate	27.1%	25.9%

Our deferred income tax assets and liabilities are recognized for the estimated future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. These assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the temporary differences are expected to reverse.

We have net operating loss carryforwards available in certain jurisdictions to reduce future taxable income. Future tax benefits for net operating loss carryforwards are recognized to the extent that realization of these benefits is considered more likely than not. This determination is based on the expectation that related operations will be sufficiently profitable or various tax business and other planning strategies will enable us to utilize the net operating loss carryforwards. Our evaluation of the realizability of deferred tax assets considers both positive and negative evidence. The weight given to potential effects of positive and negative evidence is based on the extent to which it can be objectively verified. As of December 31, 2019, we recorded a valuation allowance related to the U.S. federal and state temporary items of approximately $0.6 million as it was determined it is more likely than not that we will be able to fully use the assets to reduce future tax liabilities. As of December 31, 2020, we did not record a valuation allowance related to the U.S. federal and state temporary items.

Utilization of the net operating loss carryforwards may be subject to a substantial annual limitation due to ownership change limitations provided by the Internal Revenue Code under section 382. The annual limitation may result in the expiration of net operating loss carryforwards before utilization. As of December 31, 2020, we had federal and state net operating loss carryforwards of approximately $7.4 million and $6.3 million, respectively. As of December 31, 2020 and 2019, we had federal and state net operating loss carryforwards of approximately $12.2 million and $7.4 million, respectively. These loss carryforwards will expire in varying amounts beginning 2025 through 2037.

We continue to remain subject to examination by U.S. federal authority for the years 2017 through 2019 and for various state authorities for the years 2016 through 2019, with few exceptions.

On March 27, 2020, the CARES Act was enacted in response to the COVID-19 pandemic. The CARES Act permits net operating loss carryovers and carrybacks to offset 100% of taxable income for taxable years beginning before 2021. In addition, the CARES Act allows net operating losses incurred in 2018, 2019, and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. The CARES Act has also made significant changes to depreciation rules and interest deduction limitation rules, among other provision. We have evaluated the provisions of the CARES Act and we do not expect that the net operating loss carryback provision or any other tax related provisions of the CARES Act would result in a material benefit to us.